SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: November 12, 2003

CORTLAND BANCORP
(Exact name as specified in its charter)

Ohio	000-13814	34-1451118

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

194 West Main Street, Cortland, Ohio 44410

(Address of principal executive officer, including Zip Code)

Registrant’s telephone number, including area code: (330) 637-8040

Not Applicable

(Former name or former address, if changed since last report)

Item 12.     Results of Operations and Financial Condition.

     On November 10, 2003 Cortland Bancorp. issued a news release announcing results for the three months and nine months ended September 30, 2003. A copy of this news release is included as Exhibit 99 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99 included herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

     Exhibit 99 – Press Release dated November 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTLAND BANCORP

	By:	/s/ Rodger W. Platt Rodger W. Platt, Chairman and President

Date: November 12, 2003